UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SHF HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHF HOLDINGS, INC.
1526 Cole Blvd., Suite 250
Golden, Colorado 80401

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED FEBRUARY 21, 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on March 13, 2025

Dear Stockholders of SHF Holdings, Inc.:

SHF Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), cordially invites you to attend a special meeting of the Company’s stockholders, which will be held on March 13, 2025 at 4:30 p.m. Eastern Time (the “Special Meeting”). The Special Meeting will be conducted as a virtual meeting of stockholders via live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. Our board of directors has fixed the close of business on February 11, 2025 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment of the Special Meeting. Only stockholders of record at the close of business on the record date may vote at the meeting or at any adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

At the Special Meeting, our stockholders will be asked to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement:

1.	to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s Class A common stock at a ratio of not more than 1-for-20, at the discretion of the board of directors; and

2.	to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One, listed above, if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum.

We will also consider and take action upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

To participate in the Special Meeting via the Internet, please visit www.virtualshareholdermeeting.com/SFHS2025SM. Registration to attend the Special Meeting virtually will open 15 minutes prior to the start time, beginning at 4:15 p.m. Eastern Time. After you register, you will receive an email with instructions about attending the Special Meeting, including a unique link to access the Special Meeting. You will not be able to attend the Special Meeting in person.

Whether or not you expect to attend via live webcast, your vote is important. The board of directors respectfully requests that you vote your stock, regardless of the number of shares you own, in the manner described in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting.

Our board of directors recommends a vote FOR Proposal One and Proposal Two.

By Order of the Board of Directors:

Terrance E. Mendez
Chief Executive Officer

YOUR VOTE IS IMPORTANT

You may vote your shares via the Internet, over the telephone, or by mail by marking, dating and signing the proxy card or voting instruction form and mailing it promptly in the return envelope provided.

www.proxyvote.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting the reverse stock split, the timing of the reverse stock split, the principal effects of the reverse stock split, and the intended benefits of the reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

●	the effect of the reverse stock split on the price of our Class A common stock;
●	the effect of the reverse stock split on the liquidity of our Class A common stock; and
●	our ability to maintain compliance with the listing standards of The Nasdaq Capital Market.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Proposal One: Approval of Amendment to the Charter to Effect a Reverse Stock Split of the Outstanding Common Stock at the Discretion of the Board—Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split” and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

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SHF HOLDINGS, INC.

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors (the “Board”) of SHF Holdings, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), has delivered printed proxy materials to you by mail and is soliciting your proxy to vote at the special meeting of stockholders (the “Special Meeting”) to be held on March 13, 2025 at 4:30 p.m. Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of special meeting of stockholders.

We are holding the Special Meeting virtually by means of a live webcast. There will not be a physical meeting location and you will not be able to attend in person. As a stockholder, you are invited to attend the Special Meeting online and are entitled and requested to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about February 21, 2025.

What is included in these proxy materials?

These proxy materials include the Notice of the Special Meeting, this proxy statement, and a proxy card.

What am I voting on?

The Board is soliciting your proxy in connection with the Special Meeting to be held on March 13, 2025 at 4:30 p.m. Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

●	Proposal One: to approve an amendment to the Company’s Certificate of Incorporation (the “Charter”) to effect a reverse stock split of the outstanding Class A common stock, par value $0.0001 per share (the “common stock”), of the Company at a ratio of not more than 1-for-20, at the discretion of the Board; and

●	Proposal Two: to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum (the “Adjournment”).

How does the Board recommend I vote?

Our Board recommends that the stockholders vote their shares:

●	FOR the approval of an amendment to the Charter to effect a reverse stock split of our outstanding common stock at a ratio of not more than 1-for-20, at the discretion of the Board; and

●	FOR the approval of the Adjournment.

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Will there be any other items of business addressed at the Special Meeting?

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Special Meeting. If any other matter is properly brought before the Special Meeting, the proxy holders will vote on such matter in their discretion.

Who can vote at the Special Meeting?

Only stockholders at the close of business on February 11, 2025, the record date for the Special Meeting (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. As of the Record Date, there were 55,730,753 shares of our common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly at the Special Meeting. You are also invited to participate in the Special Meeting. Your broker, bank or nominee (“broker”) has enclosed or provided voting instructions for you to use to direct the broker on how to vote your shares.

How do I vote?

Stockholders of Record. If you are a stockholder of record, there are four ways to vote:

●	By internet at www.proxyvote.com. We encourage you to vote this way.

●	By touch tone telephone. Call toll-free at 1-800-690-6903.

●	By completing and mailing your proxy card.

●	At the Special Meeting: instructions on how to vote during the Special Meeting webcast are posted at www.virtualshareholdermeeting.com/SFHS2025SM. Votes submitted during the Special Meeting must be received no later than the closing of the polls at the Special Meeting.

Whether or not you plan to virtually attend the Special Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Special Meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owners. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting. We encourage you to vote by internet or telephone if offered by your broker.

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Instead of directing your broker how to vote your shares, you may elect to attend the Special Meeting and vote your shares during the meeting if you obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Special Meeting. Instructions on how to vote during the Special Meeting webcast are posted at www.virtualshareholdermeeting.com/SFHS2025SM. Votes submitted during the Special Meeting must be received no later than the closing of the polls at the Special Meeting.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, you have one vote for each share of common stock you owned as of the Record Date.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the shares entitled to vote at the Special Meeting are “present” at the Special Meeting. As of the Record Date, there were 55,730,753 shares of our common stock entitled to vote at the Special Meeting.

If you are a stockholder of record, your shares will be counted as “present” at the Special Meeting if:

●	You attend and vote at the Special Meeting;

●	You have voted in advance by internet or telephone; or

●	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the Special Meeting if your broker has voted on a discretionary item, or your broker has otherwise voted based on your instructions.

Abstentions will be counted towards the quorum requirement. If there is no quorum, then the chair of the Special Meeting or a majority of the shares present at the Special Meeting and entitled to vote may adjourn the meeting to another date until a quorum is present.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, virtually or by proxy, at the Special Meeting.

Proposal	Voting Options	Vote Required	Effect of Abstentions
Proposal One: To approve an amendment to the Charter to effect a reverse stock split of our outstanding common stock at a ratio of not more than 1-for-20, at the direction of the Board	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None
Proposal Two: To approve the Adjournment	FOR, AGAINST or ABSTAIN	Affirmative vote of the majority of votes cast on the matter	None

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What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting. However, if you submit a proxy but no instructions are given, the shares represented by the proxy will be voted on your behalf in accordance with the recommendations of our Board as follows:

●	FOR the approval of an amendment to the Charter to effect a reverse stock split of our outstanding common stock at a ratio of not more than 1-for-20, at the discretion of the Board; and

●	FOR the approval of the Adjournment.

In the event other business properly comes before the Special Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by The Nasdaq Stock Market, LLC (“Nasdaq”) based on Nasdaq rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. Because we anticipate Proposals One and Two are routine matters on which brokers may vote, we do not anticipate any broker non-votes.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Special Meeting in any one of the following ways:

●	enter a timely new vote by internet or telephone;

●	submit another properly completed, later-dated proxy card;

●	send a written notice that you are revoking your proxy to: SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401, Attention: Secretary, which must be received no later than March 12, 2025; or

●	attend the Special Meeting webcast and vote during the meeting. Attending the Special Meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. Only your last-submitted, timely vote will count at the Special Meeting.

Who counts the votes?

Beth VanDerbeck has been appointed inspector of election by the Company and will tabulate votes at the Special Meeting.

How can I find out the voting results of the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting.

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How can I attend the Special Meeting?

We will be hosting the Special Meeting only by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. You will not be able to attend the Special Meeting in person. Registration will be open at 4:15 p.m. Eastern Time on the day of the Special Meeting at www.virtualshareholdermeeting.com/SFHS2025SM. Upon completing your registration, you will receive further instructions that will allow you to access the Special Meeting.

How can I submit a question at the Special Meeting?

You may submit questions in advance of the Special Meeting at www.virtualshareholdermeeting.com/SFHS2025SM after logging in with your control number, but you will not be able to ask questions during the Special Meeting. We request that questions sent in advance be submitted by March 12, 2025 at 5:00 p.m. Eastern Time. We expect to respond to questions during the Special Meeting that are pertinent to the proposal at the Special Meeting. We may group together questions that are substantially similar to avoid repetition. Shortly after the Special Meeting, we may post questions and answers under the Investors section of our website at https://ir.shfinancial.org/. Information available on our website is not a part of, and is not incorporated into, this proxy statement.

What if I experience technical difficulties when accessing the Special Meeting?

If you have registered for the Special Meeting, you will receive a meeting access email on the day of the Special Meeting. Information regarding technical support, including a technical support phone number will be provided in the meeting access email.

Can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders at our principal executive offices at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 during ordinary business hours throughout the ten-day period prior to the Special Meeting for any purpose germane to the Special Meeting.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The Securities and Exchange Commission’s (the “SEC”) householding rules allow us to deliver a single set of proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate set at no cost to you by writing to SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401, Attention: Secretary, or by calling (303) 431-3435. Alternatively, if you are currently receiving multiple sets of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single set in the future should contact their broker to request that only a single set be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one voting instruction card?

If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

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Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about February 21 , 2025, at https://ir.shfinancial.org/.

How can I receive a printed copy of the proxy materials?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

●	Internet download available at https://ir.shfinancial.org/; or

●	E-mail at donnie@shfinancial.org. If requesting materials by e-mail, please send a blank e-mail with your 12-digit control number in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We do not intend, but reserve the right, to use the services of a third-party solicitation firm to assist us in soliciting proxies.

PROPOSAL ONE: APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE

STOCK SPLIT OF THE OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD

General

We are asking stockholders to approve a proposed amendment to the Charter to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Special Meeting, a reverse stock split of the outstanding shares of common stock at a ratio of not more than 1-for-20 shares, (the “Reverse Stock Split”). The implementation of the Reverse Stock Split will not reduce the total number of authorized shares of common stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to the Charter to effect this proposal. The text of the proposed form of Certificate of Amendment to the Charter (the “Reverse Split Certificate”) is attached hereto as Appendix A.

If stockholders approve this proposal, then the Board will cause the Reverse Split Certificate to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The Reverse Split Certificate will effect a reverse stock split of the outstanding shares of common stock at a Reverse Stock Split ratio of not more than 1-for-20, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company and its stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

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As of the Record Date, there were 55,730,753 shares of common stock outstanding. Based on such number of shares of common stock outstanding, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares of stock as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

All holders of common stock will be affected equally by the Reverse Stock Split.

If the Reverse Stock Split is implemented, the number of shares our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the last trading day before the effective time of the Reverse Stock Split (the “Effective Time”), provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of common stock that were outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of common stock after the Effective Time into which the shares of common stock have been reclassified.

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would help us to:

●	maintain the listing of our common stock and warrants on The Nasdaq Capital Market;
●	increase the per share price of our common stock;
●	maintain the marketability and liquidity of our common stock; and
●	provide other potential benefits.

Maintain Our Listing on The Nasdaq Capital Market

One primary purpose for effectuating the Reverse Stock Split, should the Board choose to effect it, would be to maintain the listing of our common stock and warrants on The Nasdaq Capital Market. Our common stock is listed under the symbol “SHFS” and our redeemable warrants are listed on The Nasdaq Capital Market under the symbol “SHFSW.”

On April 8, 2024, the Company received a notification letter from the listing qualifications department staff of Nasdaq (the “Staff”) notifying the Company that for the last 30 consecutive business days, the Company did not maintain a minimum closing bid price of $1.00 per share for its common stock, and thus, the Company no longer met Nasdaq’s minimum bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”).

On October 3, 2024, the Company received notice from the Staff advising that the Staff determined the Company is eligible for an additional 180 calendar day period, or until March 31, 2025, to regain compliance with the Minimum Bid Price Requirement based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

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If at any time before March 31, 2025, the bid price of our common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance. If the Company does not regain compliance with the Minimum Bid Price Requirement by the end of the second compliance period, our common stock will become subject to delisting. In the event that the Company receives notice that our common stock is being delisted, the Nasdaq listing rules permit the Company to appeal a delisting determination by the Staff to a hearings panel.

If our common stock were to be delisted from The Nasdaq Capital Market, our shares may then be quoted on the OTC Markets Group, Inc.’s marketplaces or other small trading markets, which are generally considered to have less volume and be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our securities due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, our common stock could trade thinly as a microcap or penny stock, decrease to nominal levels of trading and be unattractive to retail and institutional investors, impairing the liquidity of our common stock.

As of the Record Date, the closing price of one share of our common stock was $0.429 The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore reducing the risk that our common stock will be delisted from The Nasdaq Capital Market.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on The Nasdaq Capital Market. Accordingly, the Board recommended that our stockholders approve the Reverse Split Certificate to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting. Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders.

Increase the Per Share Price of Our Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of the common stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of common stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain the Marketability and Liquidity of Our Common Stock

The Board believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of the common stock and encourage interest and trading in the common stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like The Nasdaq Capital Market, over lower-priced securities quoted on the over-the-counter markets:

●	Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of the common stock. Investment funds may also be reluctant to invest in lower-priced securities.
●	Stock Price Volatility: A higher stock price may increase the acceptability of the common stock to a number of long-term investors who may not find the common stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.
●	Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.
●	Access to Capital Markets: If we are unable to regain compliance with Nasdaq’s listing standards and our common stock is delisted from The Nasdaq Capital Market, investor demand for additional shares of our common stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

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We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our common stock by avoiding these internal policies and practices. Increasing visibility of our common stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the common stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the Company’s previous reverse stock splits; the fact that the stock prices of some companies that have effected reverse stock splits, including the Company, have subsequently declined, sometimes significantly, following their reverse stock splits; the Company’s ability to maintain the listing of its securities on The Nasdaq Capital Market after completing the Reverse Stock Split and in the context of recent proposed changes to the Nasdaq listing standards; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

Criteria to be Used for Determining Whether to Implement the Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

●	whether The Nasdaq Capital Market grants us additional time to regain compliance with the Minimum Bid Price Requirement;
●	the historical trading price and trading volume of the common stock;
●	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short and long term;
●	the continued listing requirements for the common stock on The Nasdaq Capital Market or other applicable exchange and our ability to maintain the listing of our common stock on The Nasdaq Capital Market;
●	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;
●	the projected impact of the Reverse Stock Split ratio on trading liquidity in the common stock;
●	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;
●	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and
●	prevailing general market, industry and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance, similar to the prior reverse stock split by the Company. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

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The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of common stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the common stock as described above.

Because we are not in compliance with Nasdaq’s continued listing requirements, we can provide no assurance that our shares will continue to be listed on The Nasdaq Capital Market, which would affect our common stock’s liquidity and reduce our ability to raise capital.

On October 3, 2024, the Company received notice from the Staff advising that the Staff determined the Company is eligible for an additional 180 calendar day period, or until March 31, 2025, to regain compliance with the Minimum Bid Price Requirement based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

If we are unable to regain compliance with the Minimum Bid Price requirement by March 31, 2025, there can be no assurance that Nasdaq will grant us additional time to regain compliance with Nasdaq’s listing standards or that we could ultimately meet all applicable criteria for continued listing on The Nasdaq Capital Market. Nasdaq may determine to delist our securities from The Nasdaq Capital Market at any time. If our common stock is delisted, our warrants will also be delisted. We and holders of our securities could be materially adversely impacted if our securities are delisted from The Nasdaq Capital Market. In particular:

●	we may be unable to raise equity capital on acceptable terms or at all;
●	we may lose the confidence of our customers, which would jeopardize our ability to continue our business as currently conducted;
●	the price of our common stock will likely decrease as a result of the loss of market efficiencies associated with The Nasdaq Capital Market and the loss of federal preemption of state securities laws;
●	holders may be unable to sell or purchase our securities when they wish to do so;
●	we may become subject to stockholder litigation;
●	we may lose the interest of institutional investors in our common stock;
●	we may lose media and analyst coverage;
●	our common stock could be considered a “penny stock,” which would likely limit the level of trading activity in the secondary market for our common stock; and
●	we would likely lose any active trading market for our common stock, as it may only be traded on one of the over-the-counter markets, if at all.

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If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that is determined by the Board, but will be no later than the one-year anniversary of the Special Meeting.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of common stock outstanding immediately prior thereto into a lesser number of new shares of common stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal.

Fractional Shares

The Board does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of common stock as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

We do not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Stock Split shares only by sending the exchange agent (who will be our transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post- Reverse Stock Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

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Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of common stock will decrease at the Reverse Stock Split ratio of not more than 1-for-20. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company. Voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Stock Split. The number of stockholders of record will likely not be reduced by the Reverse Stock Split, as described above under the caption “Fractional Shares.” The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act.

The principal effects of the Reverse Stock Split will be that:

●	each twenty shares of common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of common stock;
●	no fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of common stock as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares, as described above;
●	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;
●	the number of stockholders owning “odd lots” of less than 100 shares of common stock may increase; and
●	the number of shares then reserved for issuance under the Company’s equity plans will be proportionately reduced.

The following table contains approximate information, based on share information as of the Record Date, showing the impact of the Reverse Stock Split:

Reverse Stock Split Ratio	Number of Shares of Class A Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	130,000,000	55,730,753	-	-
1-for-20	130,000,000	2,786,538	-	-

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As illustrated in the table above, the Reverse Stock Split will not result in a reduction of the total number of shares of common stock that we are authorized to issue. The par value of the common stock would remain unchanged at $0.0001 per share.

After the Reverse Split Certificate is effective, the common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the common stock.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of common stock under the Exchange Act. The common stock would continue to be listed on The Nasdaq Capital Market under the symbol “SHFS” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the common stock will remain $0.0001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to common stock (subject to an adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to common stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of common stock outstanding. The stated capital attributable to common stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of common stock will increase because there will be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of common stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of common stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold.

If you hold any of your shares of common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will indicate how you can exchange your certificate representing the pre-Reverse Stock Split shares of common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of common stock; or (2) post-Reverse Stock Split shares of common stock in a book-entry form. Should you hold any pre-Reverse Stock Split shares in pure book-entry, meaning you do not hold any physical stock certificates, your pre-Reverse Stock Split book-entry shares will be automatically exchanged for the post-Reverse Stock Split shares, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of common stock you hold. Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

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Stockholders should not destroy any pre-split stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

●	the number of shares deliverable upon vesting and settlement of outstanding restricted stock units issued under the Company’s 2022 Equity Incentive Plan, as amended and restated (the “Plan”);
●	the number of shares reserved for issuance under the Plan; and
●	the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock being delivered upon such exercise, conversion, or settlement, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Special Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Special Meeting or abandon the Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, the Charter and our bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

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General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal One.

The affirmative vote of the majority of votes cast on this proposal is required to approve Proposal One. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained, then the Reverse Stock Split will not be effected.

Recommendation of the Board

The Board recommends a vote FOR Proposal One.

PROPOSAL TWO: APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING

General

We are asking stockholders for approval to adjourn the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum.

Vote Required

Stockholders can vote FOR, AGAINST or ABSTAIN on Proposal Two.

The affirmative vote of the majority of votes cast on this proposal is required to approve Proposal Two. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding ordinary shares,

●	each of our Named Executive Officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Subject to the paragraph above, the percentage ownership of issued shares is based on [NUMBER] shares of common stock issued and outstanding as of the Record Date.

The beneficial ownership information below excludes the shares underlying the Company’s warrants, the PIPE Shares, and the shares expected to be issued or reserved under the Company’s 2022 Stock Incentive Plan.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		% of Total Voting Power(1)
Terrance E. Mendez	654,000	(2)	1.17%
Sundie Seefried	1,684,080	(2)	3.02%
James H. Dennedy	542,135	(2)	* %
Donnie Emmi	743,673	(2)	1.33%
Tyler Beuerlein	396,296	(2)	* %
Jonathan Summers	151,128		* %
Karl Racine	80,128		* %
Jonathon F. Niehaus	164,359		* %
Richard Carleton	180,128		* %
Jennifer Meyers	101,998		* %
Douglas Fagan	73,000		* %
(All Executive Officers and Directors as a Group (11 persons)):	4,170,597		7.39%

Five Percent and Other Holders:
Partner Colorado Credit Union	21,616,139		38.79%
M3F, Inc.	5,000,000		8.97%
Vellar Opportunities Fund Master, Ltd.	971,204	(3)	1.74%
Midtown East Management NL LLC	1,517,924	(4)	2.72%
Verdun Investments LLC	1,178,249	(5)	2.11%

*	Less than 1%.

(1)

The percentage of beneficial ownership of the Company is calculated based on 55,730,753 shares of Class A common stock outstanding as of the Record Date. Where applicable, the percentage of beneficial ownership for each individual or entity also reflects Class A common stock.

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(2)	Includes vested and unexercised incentive stock options to purchase shares of the Issuer’s Class A common stock, which options expire ten years from the grant date and (i) with respect to the options held by Mr. Dennedy, have an exercise price per share equal to $2.58; (ii) with respect to the options held by Ms. Seefried and Messrs. Emmi and Beuerlein, have an exercise price per share equal to $6.67; and (iii) with respect to the options held by Mr. Mendez, have an exercise price of $0.40.
(3)	According to Schedule 13G/A filed on February 14, 2024. The business address of Vellar Opportunities Fund Master, Ltd. is c/o Mourant Governance Services (Cayman) Limited 94, Solaris Avenue, Camana Bay, PO Box 1348 Grand Cayman KY1-1108, Cayman Islands.
(4)	According to Schedule 13G/A filed on February 14, 2024. The business address of Midtown East Management NL LLC is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.
(5)	According to Schedule 13G filed on February 14, 2023. The business address of Verdun Investments LLC is c/o Ayrton Capital LLC, 55 Post Rd West, 2nd Floor, Westport, CT 06880.

Householding of Proxy Materials

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Colden Colorado 80401, or by telephone at (303) 431-3435, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Transfer Agent and Registrar

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

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STOCKHOLDER PROPOSALS

As previously discussed in our proxy statement originally filed with the SEC on April 29, 2024, stockholder proposals intended to be presented at, but not included in the proxy materials for, our 2025 Annual Meeting of Stockholders, including director nominations for election to our Board, must be timely received by us in writing at our principal executive offices, addressed to the Chief Legal Officer of the Company as indicated above. Under our bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 days, nor more than 120 days, prior to the meeting; provided, however, that in the event that the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the 2024 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the 2025 Annual Meeting of Stockholders and not later than the later of (x) the close of business on the 90th day before the 2025 Annual Meeting of Stockholders or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. A stockholder’s notice to the Chief Legal Officer must set forth the following information as to each matter the stockholder proposes to bring before the annual meeting:

●	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

●	The name and record address of the stockholder proposing such business,

●	The class and number of shares beneficially owned by the stockholder, and

●	Any material interest of the stockholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a stockholder as described above, in the discretion of the persons named as proxy, if:

●	We receive timely notice of the proposal and advise our stockholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

●	We do not receive timely notice of the proposal in compliance with our Bylaws.

OTHER MATTERS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. The registration statement contains exhibits and other information that are not contained in this proxy statement. The descriptions in this proxy statement of the provisions of documents filed as exhibits to the registration statement are only summaries of those documents’ material terms. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

SHF Holdings, Inc.

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(303) 431-3435

Attention: Terrance E. Mendez, Chief Executive Officer

Email: terry.mendez@shfinancial.org

If you are a stockholder of the Company and would like to request documents, please do so by March 3, 2025, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company. Information provided by the Company does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the proposals herein or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SHF HOLDINGS, INC.

SHF Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 28, 2022 (the “Certificate of Incorporation”).

2. Section 4.1 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“Section 4.1 The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 131,250,000 shares, consisting of (a) 130,000,000 shares of Class A common stock (the “Common Stock”) and (b) 1,250,000 shares of preferred stock (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each 20 shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Any fractional shares of Common Stock that would result from the Reverse Stock Split will be rounded up to the nearest whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

3. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Donnie Emmi, its Chief Legal Officer, this 14th day of March, 2025.

By:
Donnie Emmi
Chief Legal Officer

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